                            STOCK EXCHANGE AGREEMENT

         THIS STOCK EXCHANGE AGREEMENT is made as of this 26th day of December 1996, by and among Master Glazier's Karate International, Inc., a Delaware corporation ("Master Glazier"), and Mark Glazier, Fair Lane, LLC, Cristine Cowan, Euro Translation Group and CRC Partners, Ltd. (collectively, the "Preferred Stockholders").

         WHEREAS, the Preferred Stockholders own all of the issued and outstanding shares of Series A Preferred Stock, par value $1.20 per share (collectively, the "Preferred Shares"), of Master Glazier; and

         WHEREAS, the Preferred Stockholders are willing to sell and exchange all of the Preferred Shares for an aggregate of 5,000,000 shares (the "Common Shares") of common stock of Master Glazier, par value $.0001 per share (the "Common Stock"), and 10,000,000 Options each exercisable to purchase one (1) share of Common Stock, a form of which is attached hereto as Exhibit A (the "Options") as provided herein, and Master Glazier is willing to purchase the Preferred Shares and, in consideration therefor, to issue and deliver the Common Shares and the Options in exchange for the Preferred Shares as provided herein.

         NOW, THEREFORE, in consideration of the premises and of the terms, covenants and conditions hereinafter contained, the parties hereto agree as follows:

         1. Sale and Exchange of the Preferred Shares, Common Shares and
Options.

         1.1 Subject to and on the terms and conditions hereof, in reliance on the representations and warranties of Master Glazier and in consideration of the issuance to the Preferred Stockholders of the Common Shares and the Options, the Preferred Stockholders agree to sell to Master Glazier 750,000 Preferred Shares, and in consideration therefor, to receive from Master Glazier the Common Shares and the Options and to deliver to Master Glazier certificates representing the Preferred Shares at the Closing (as hereinafter defined).

         1.2 The Preferred Shares sold to and exchanged hereunder with Master Glazier shall be fully paid and non-assessable and shall be free and clear of any and all contracts, commitments, agreements, liens, claims, charges, pledges or encumbrances of any kind or nature whatsoever whether or not of record (collectively, "Liens").

         2. Issuance and Delivery of the Common Shares and the Options

         2.1 Subject to and on the terms and conditions hereof, in reliance on the representations and warranties of the Preferred Stockholders and in consideration of the sale and transfer to Master Glazier by each Preferred Stockholder of the number of Preferred Shares set opposite the name of the Preferred Stockholder in the table set forth below, Master Glazier agrees to purchase the Preferred Shares and, in consideration therefor, shall issue and deliver to the Preferred Stockholders, at the Closing, the number of Preferred Shares set forth opposite the name of the Preferred Stockholder in the table set forth below:

Name of Stockholder     Number of            Number of Shares      Number of
-------------------     Preferred Shares     of Common Stock       Options to Purchase
                        ----------------     ----------------      Common Stock
                                                                   -------------------
Mark Glazier                 400,000             2,666,667             5,333,334
Fair Lane, LLC               225,000             1,500,000             3,000,000
Cristine Cowan                25,000               166,667               333,334
Euro Translation Group        50,000               333,333               666,666
CRC Partners, Ltd.            50,000               333,333               666,666
                          ----------            ----------            ----------
Total                        750,000             5,000,000            10,000,000

         2.2 The Common Shares and the Options issued hereunder to the Preferred Stockholders when issued and delivered hereunder shall be duly authorized, validly issued, fully paid and non-assessable and shall be free and clear of any and all Liens.

         3. Closing.

         3.1 The closing of the transactions provided for herein (the "Closing"), shall be held on the date hereof at the offices of Bernstein & Wasserman, LLP, 950 Third Avenue, 10th Floor, New York, New York.

         3.2 At the Closing:

                  (a) the Preferred Stockholders shall deliver to Master Glazier certificates evidencing the Preferred Shares.

                  (b) Master Glazier shall deliver to the Preferred Stockholders certificates evidencing the Common Shares and the Options.

         4. Representations and Warranties of Stockholders. As an inducement to Master Glazier to enter into this Agreement and to consummate the transactions contemplated hereby:

         4.1 With respect to the Preferred Shares, the Preferred Stockholders represent and warrant to Master Glazier that the following are true and correct as at the date hereof and as of the date of the Closing:


                  (a) Ownership of Preferred Shares. The Preferred Stockholders are the sole owners of, and have good and marketable title to, the Preferred Shares, free and clear of any and all Liens, whether or not of record and have the absolute and unrestricted right and power, authority and capacity to exchange the Preferred Shares as provided herein.

                  (b) Authority; No Conflicts. The Preferred Stockholders have full power and authority to execute, deliver and perform this Agreement, the Preferred Stockholders are not a party to any agreement, contract or understanding pursuant to which all or any of the Preferred Stockholders are or may be obligated to sell the Preferred Shares, or any part thereof, to any person or entity other than Master Glazier pursuant to the provisions hereof, and none of the terms, conditions and provisions hereof conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation of any agreement, corporate charter or by-law to which all or any of the Preferred Stockholders are a party.

                  (c) No Conflict. The execution and delivery of this Agreement by the Preferred Stockholders, the consummation of the transactions contemplated herein and the compliance by the Preferred Stockholders with any of the provisions hereof, will not:

                           (i) result in the creation of any encumbrance of any
                  kind or nature whatsoever upon the Preferred Shares;

                           (ii) constitute a breach of or a default (with or
                  without the giving of notice or lapse of time or both) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, agreement or any other instrument or obligation to which any of the Preferred Stockholders is a party or by which all or any of the Preferred Stockholders or the Preferred Shares may be bound or affected; or

                           (iii) violate any law or regulation applicable to
                  all or any of the Preferred Stockholders.

                  (d) Neither this Agreement nor any documents, certificates or statements furnished to Master Glazier by or on behalf of the Preferred Stockholders in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to any of the Preferred Stockholders which materially adversely affects, or in the future may materially adversely affect, the business, properties, assets, prospects or financial condition of the Preferred Stockholders which has not been set forth in this Agreement and the Exhibits hereto.

         5. Voting Agreement. Upon receipt of the Common Shares, the Preferred Stockholders agree to vote such shares at any meeting of stockholders of Master Glazier (or any written consent executed in lieu thereof) in favor of all proposals recommended by management, including without limitation, the sale of the Company's assets outside the ordinary course of business.

         6. Post-Closing Representations, Covenants and Agreements of the Preferred Stockholders.

         6.1 Legend. The Preferred Stockholders confirm their understanding, and agree, that:

                  (a) Certificates for the Common Shares, and the Options to be issued and delivered to them hereunder will bear substantially the following legend:

                  The securities represented by this Certificate have been acquired without registration under the Securities Act of 1933, as amended. No transfer, sale or distribution of these securities or any interest therein may be made except under an effective registration statement under said Act covering such securities unless the Corporation has received an opinion of counsel satisfactory to it that such transfer or sale does not require registration under said Act.

                  (b) The Preferred Stockholders shall be bound by the terms of the foregoing legend and agree that appropriate restrictions on transfer will be noted on Master Glazier's corporate records.

         7. Nature and Survival of Representations and Warranties. All statements contained in this Agreement or in any Exhibit or document delivered in connection with this Agreement shall be deemed representations and warranties by such party hereunder. All representations and warranties made in this Agreement or pursuant hereto shall survive the Closing.

         8. Entire Agreement. This Agreement and any document referred to herein constitutes the entire Agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral warranties, representations, inducements, understandings, commitments, agreements or contracts. No amendment to or modification of the terms or conditions hereof shall be binding unless it is in writing and signed by the party against whom the amendment or modification is charged.


         9. Benefit. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors in interest. This Agreement may not be assigned by either party hereto without the prior express written consent of the other party.

         10. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be given by personal delivery or by depositing the same with the United

States Post Office, by registered or certified mail, postage pre-paid, return receipt requested, and addressed:

                  If to Master Glazier:

                  Master Glazier's Karate International, Inc.
                  377 Hoes Lane
                  Piscataway, New Jersey 08854

                  If to the Preferred Stockholders:
                  Attention: Elliot Lowenstern
                  c/o Biltmore Securities, Inc.
                  6700 North Andrews Avenue
                  Suite 500
                  Fort Lauderdale, Florida 33309

         Any notice mailed in accordance with the provisions of this Agreement shall be deemed given or effective on the third day following the date of mailing. Any party to this Agreement may change the address to which notices to such party shall be given by giving a proper notice hereunder.

         11. Severability. Whenever possible, each paragraph of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any paragraph of this Agreement shall be unenforceable or invalid under applicable law, such paragraph shall be ineffective only to the extent and duration of such unenforceability or invalidity and the remaining substance of such paragraph and the remaining paragraphs of this Agreement shall in such event continue to be binding and in full force and effect.

         12. Waivers. No failure by any party to exercise any of such party's rights hereunder or to insist upon strict compliance with respect to any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver by any party to demand exact compliance with the terms hereof. Waiver by any party of any particular default by any other party shall not affect or impair such party's rights in respect of any subsequent default of the same or of a different nature, nor shall any delay or omission of any party to exercise any rights arising from any default by any other party affect or impair such party's rights as to such default or any subsequent default.


         13. Governing Law. This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of Delaware without reference to its conflicts of laws rules or principles.

         14. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         15. Headings and Certain Terms. The headings of sections herein are inserted for convenience of reference only and are not intended to be a part hereof or to affect the meaning or interpretation of this Agreement, and the plural and singular forms are used interchangeably.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        Master Glazier's Karate International,
                                        Inc.

                                        By: /s/ Mark Glazier
                                            ----------------------------------
                                            Name: Mark Glazier
                                            Title: President


                                        /s/ Mark Glazier
                                        --------------------------------------
                                        Mark Glazier


                                        Fair Lane, LLC

                                        By: /s/ Richard B. Bronson
                                            ----------------------------------
                                            Name: Richard B. Bronson


                                        /s/ Cristine Cowan
                                        --------------------------------------
                                        Cristine Cowan


                                        Euro Translation Group

                                        By: /s/ R.S. Farley
                                            ----------------------------------
                                            Name: R.S. Farley


                                        CRC Partners, Ltd.

                                        By: /s/ Elliot Lowenstern
                                            ----------------------------------
                                            Name: Elliot Lowenstern

                                                                     EXHIBIT A

                         FORM OF STOCK OPTION AGREEMENT

         THIS AGREEMENT dated as of the 26th day of December, 1996 (the "Grant Date"), is made and entered into by and between Master Glazier's Karate International, Inc., a Delaware corporation with its principal offices located at Piscataway Center, 379 Hoes Lane, Piscataway, New Jersey 08854 (the "Company"), and ___________ whose address is _________________________________
________________ (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Company has approved the granting to the Optionee of the option to purchase certain shares of common stock of the Company, par value $.0001 per share (the "Common Stock"); and

         WHEREAS, the Optionee desires to accept the grant of such option, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

         Section 1. Grant of Option. Subject to the provisions of this Agreement, the Company hereby grants to the Optionee ____ options (the "Options"), each Option exercisable to purchase one (1) share of Common Stock (the "Option Shares"), at an exercise price of $.0001 per share (the "Exercise Price"), from the Company at any time during the two (2) year period commencing on April 17, 1997 or such later date upon which the Company increases its number of authorized shares of Common Stock to not less than thirty (30) million shares (the "Exercise

Date").

         Section 2. Termination of Options. To the extent not exercised, the Option shall terminate on the Termination Date.

         Section 3. Corporate Events. In the event of a proposed liquidation of the Company, a proposed sale of all or substantially all of its assets or its Common Stock, a proposed merger or consolidation, or a proposed separation or reorganization, the Board of Directors may declare that the Option shall terminate as of a date to be fixed by the Board of Directors; provided however, that not less than thirty (30) days preceding the date of such termination, the Optionee may exercise the Options in whole or in part. However, nothing set forth herein shall (i) extend the term set for purchasing the Option Shares or
(ii) give the Optionee any rights or privileges as a stockholder of the Company in relation to the Option Shares, prior to Optionee's exercise of any of the Option Shares.

         Section 4. Exercise of Option. The Options may be exercised in whole or in part in accordance with the provisions of this Agreement by the Optionee's tendering of the Exercise Price (or a proportionate part thereof if the Options are partially exercised) in immediately available funds. The Company shall cooperate to the extent reasonably possible with the Optionee in an exercise pursuant to which all or part of the Option Shares will be sold simultaneously with the exercise of the Options with the broker-dealer participating in such sale being irrevocably instructed to remit the proceeds from the exercise of the Options to the Company upon settlement of the sale of the underlying Option Shares.

         The Optionee may exercise part or all of the Options by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the Option Shares, subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such Option Shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Company, which approval shall be expeditiously provided and not unreasonably withheld.

         Section 5. Shares Certificates. Upon receipt of payment in full of the Exercise Price, and after taking such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government, the Company will cause one or more stock certificates evidencing the Optionee's ownership of the Option Shares so purchased by the Optionee to be issued to the Optionee.

         Section 6. Restrictions; The Options and the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"). All Option Shares acquired upon the exercise of the Options shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificates representing the Option Shares shall bear an appropriate legend restricting their transfer. Such Option Shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Optionee has furnished the Company with an opinion of counsel satisfactory in form and substance to the Company's counsel that such registration is not required.

         Section 7. Default of Optionee. Should the Optionee at any time breach any provision of this Agreement, the Options granted hereunder shall be null and void. The provision shall be in addition and not in lieu of any other remedies which the Company may have at law and/or in equity.

         Section 8. Share Adjustments. If there is any change in the number of shares of Common Stock on account of the declaration of stock dividends,

recapitalization resulting in stock splits, or combinations or exchanges of shares of Common Stock, or otherwise, the number of Option Shares available for purchase by the exercise of the Options, and the Exercise Price, shall be proportionately adjusted by the Company.

         Section 9. Miscellaneous Provisions.

         (a) Notices. Unless otherwise specifically provided herein, all notices to be given hereunder shall be in writing and sent to the parties by certified mail, return receipt requested, which shall be addressed to each party's respective address, as set forth in the first paragraph of this Agreement, or to such other address as such party shall give to the other party hereto by a notice given in accordance with this Section and, except as otherwise provided in this Agreement, shall be effective when deposited in the United States mail properly addressed and postage prepaid. If such notice is sent other than by the United States mail, such notice shall be effective when actually received by the party being noticed.

         (b) Assignment. This Agreement and the rights granted hereunder may not be assigned in whole or in part by Optionee except by will or the laws of descent and distribution, and the Options are exercisable during Optionee's lifetime only by the Optionee. This Agreement may be assigned by the Company without the consent of the Optionee.

         (c) Further Assurances. Both parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

         (d) Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

         (e) Captions. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

         (f) Completeness and Modification. This Agreement constitutes the entire understanding between the parties hereto superseding all prior and contemporaneous agreements or understandings among the parties hereto concerning the grant of stock options to the Optionee. This Agreement shall not terminated, except in accordance with its terms, or amended in writing executed by all of the parties hereto.

         (g) Waiver. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

         (h) Severability. The invalidity or enforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection,

paragraph, sentence, clause phrase or word or of any provision of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

         (i) Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         (j) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, estate and personal representatives of the Optionee and upon the successors and assigns of the Company.

         (k) Litigation-Attorney' Fees. In connection with any litigation arising out of the enforcement of this Agreement or for its interpretation, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees, at the trial and all appellate levels form the other party hereto, who was an adverse party to such litigation.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the first paragraph of this Agreement above.

ATTEST:                         MASTER GLAZIER'S KARATE INTERNATIONAL, INC.


                                BY:
                                   --------------------------
                                   Name:
                                   Title: